June 5, 1998

THE ANALYTIC SERIES FUND

SUPPLEMENT TO PROSPECTUS
DATED OCTOBER 20, 1997



The Agreement and Plan of Reorganization with PBHG Advisor Funds, Inc. was approved at a special meeting of shareholders of the Analytic Series
Fund on May 28, 1998.    Because the distributor for the PBHG Advisor
Funds has not completed its required registration in all states, the closing date for the reorganization has been postponed to July 24, 1998.